EXHIBIT 13.1

Annual Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Avianca Holdings S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2014 of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and the information contained in the
Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2015

By:	/s/ Fabio Villegas Ramírez
Fabio Villegas Ramírez
Chief Executive Officer

Section 906 CEO Certification